SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2001


                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


       Pennsylvania                  1-11459                  23-2758192
       ------------                  -------                  ----------
(State or other jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)            Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


                                PPL Montana, LLC
                                ----------------
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                   333-50350                  54-1928759
        --------                   ---------                  ----------
(State or other jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)            Identification No.)


             303 North Broadway, Suite 400, Billings, Montana 59101
             ------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (406) 869-5100
                                                           --------------

ITEM 5.   OTHER EVENTS
          ------------

                            SHAREHOLDER SUIT AGAINST
                 THE MONTANA POWER COMPANY AND PPL MONTANA, LLC
                 ----------------------------------------------

     On August 16, 2001, a purported class-action lawsuit was filed by a group of shareholders of The Montana Power Company ("MPC") against MPC, the directors of MPC, certain unnamed advisors and consultants of MPC, and PPL Montana, LLC ("PPLM"). The lawsuit was filed in the Montana state court for Silver Bow County, Montana. The plaintiffs allege, among other things, that MPC was required to, and did not, obtain shareholder approval of the sale of MPC's generation assets to PPLM in 1999.

     Although most of the claims in the complaint are against MPC, its board of directors, and its consultants and advisors, one claim is asserted against PPLM. That claim alleges that PPLM was privy to and participated in a strategy whereby MPC would sell its generation assets to PPLM without first obtaining MPC shareholder approval, and that PPLM has made net profits in excess of $100 million as the result of this illegal sale.

     The complaint requests that the court impose a "resulting and/or constructive trust" on both the generation assets themselves and the alleged $100 million of net profits realized by PPLM from such assets. The complaint also seeks 10% per annum interest on the amounts subject to the trust.

     PPLM will have 20 days from the date that it was formally served with the complaint to serve and file its response. PPLM is unable to predict the outcome of this matter.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   PPL CORPORATION


                                   By:  /s/ James E. Abel
                                        ---------------------------------------
                                        James E. Abel
                                        Vice President - Finance and Treasurer


                                   PPL MONTANA, LLC


                                   By:  /s/ Paul A. Farr
                                        ---------------------------------------
                                        Paul A. Farr
                                        Vice President, Chief Financial Officer
                                        and Assistant Secretary

Dated:  August 24, 2001